REINSTATEMENT OF PURCHASE AND SALE AGREEMENT

This Reinstatement of Purchase and Sale Agreement (this “Reinstatement”) entered into as of November 26, 2025 (the “Reinstatement Effective Date”), by and between AEI INCOME & GROWTH FUND 25, LLC, a Delaware limited liability company (“Seller”) and OPUS REAL ESTATE LLC, an Illinois limited liability company, or its assigns (“Buyer”).
WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated effective October 1, 2025, as amended by that First Amendment to Purchase and Sale Agreement dated October 31, 2025 (together, the “Purchase Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller, under the terms and conditions thereof, all of Seller’s right, title and interest in and to that certain property located at 1016 North Route 59, Aurora, Illinois 60504 (the “Property”) as legally described on Exhibit A attached hereto; and
WHEREAS, Buyer terminated the Purchase Agreement but Seller and Buyer desire to reinstate the Purchase Agreement, as more particularly set forth in this Reinstatement.
NOW, THEREFORE, in consideration of the premises and the agreements set forth in this Reinstatement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
  Recitals; Definitions. The foregoing recitals are hereby incorporated by this reference. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.
  Reinstatement of Agreement. The Purchase Agreement is hereby reinstated. For avoidance of doubt, the Review Period expired on November 14, 2025, and therefore the Earnest Money is nonrefundable. The Closing Date shall remain December 2, 2025.
  Full Force and Effect. Except as expressly amended by this Reinstatement, the Purchase Agreement shall continue in full force and effect.
  Counterparts/Electronic Signatures. This Reinstatement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. This Reinstatement may be delivered by facsimile or e-mail transmission.
  Provisions Binding. All rights and liabilities given to or imposed upon Seller and Buyer in the Purchase Agreement, as modified by this Reinstatement, shall extend to, be binding upon, and inure to the benefit of Seller and Buyer and their respective successors and assigns.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller and Buyer have executed this Reinstatement of Purchase and Sale Agreement effective as of the date first set forth above.

SELLER:
AEI INCOME & GROWTH FUND 25, LLC
a Delaware limited liability company
By:
AEI Fund Management XXI, Inc. a Minnesota corporation
Its:
Manager

By: /s/ Marni Nygard
Name: Marni Nygard
Title: President

BUYER:
OPUS REAL ESTATE LLC
an Illinois limited liability company

By:

 Name: Basharat A. Laghari
Title:
Manager

IN WITNESS WHEREOF, Seller anq Buyer have executed this Reinstatement of Purchase and Sale Agreement effective as of the 4ate first set forth above.
SELLER:
AEI INCOME & GROWTH FUND 25, LLC
a Delaware limited liability company
By:

AEI Fund Management XXI, Inc. a Minnesota corporation
Its:
Manager
By: Name: Marni Nygard

Title:
   President

BUYER:
OPUS REAL ESTATE LLC
an Illinois limited liability company

By: /s/ Basharat Laghari
Name: Basharat A. Laghari 11/25/2025
Title: Manager

EXHIBIT A
Legal Description
Real property in the City of Aurora, County of Du Page, State of Illinois, described as follows: Parcel 1:
Lot 1 in Meridian Business Campus Phase 2 Unit 8, being a Subdivision in Section 16, Township 38 North, Range 9, East of the Third Principal Meridian, according to the Plat thereof recorded October 30, 1998 as Document R98-226549, in Du Page County, Illinois.

Parcel 2:
Easement for the benefit of Parcel 1 as created by Declaration of Covenants, Conditions and Restrictions recorded January 6, 1999 as Document R99-002872 made by MBC Partners, LP. for access between the adjoining lots and public highways as shown as 32 foot ingress and egress easement on the Plat attached thereto as Exhibit B.